UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     May 1, 2006
                                                     ----------------------

                        Parametric Technology Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

             0-18059                                      04-2866152
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    (Commission File Number)                   (IRS Employer Identification No.)

              140 Kendrick Street
             Needham, Massachusetts                       02494-2714
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    (Address of Principal Executive Offices)             (Zip Code)

                                 (781) 370-5000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7 - Regulation FD

Item 7.01.  Regulation FD Disclosure.

On April 28, 2006, Parametric Technology Corporation completed its previously announced acquisition of Mathsoft Corporate Holdings, Inc., including its wholly owned subsidiary Mathsoft Engineering & Education, Inc. ("Mathsoft"), for approximately $63.1 million in cash. Mathsoft is the provider of Mathcad(R), software that helps engineering organizations create, automate, document and reuse engineering calculations in the product development process, as well as other mathematics-driven processes.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Parametric Technology Corporation



Date:  May 1, 2006               By:   /s/ Cornelius F. Moses, III
                                    --------------------------------------------
                                       Cornelius F. Moses, III
                                       Executive Vice President and
                                       Chief Financial Officer